Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended June 30, 2004. This document is dated August 3, 2004. Protective Life Corporation (the "Company") does not undertake a duty to update such information after such date.

All per share results are presented on a diluted basis.

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Operating income differs from the GAAP measure, net income, in that it excludes realized investment gains and losses and related amortization and gains and losses related to certain derivative financial instruments, and the cumulative effect of change in accounting principle. Consolidated and segment operating income excludes net realized investment gains (losses) and the related amortization of deferred policy acquisition costs and gains (losses) on derivative instruments. Periodic settlements of interest rate swaps associated with corporate debt and certain investments are included in realized gains (losses) but are considered part of operating income because the swaps are used to mitigate risk in items affecting operating income. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations, as it represents the basis on which the performance of the Company's business is internally assessed.

As prescribed by generally accepted accounting principles, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure share owners’ equity per share excluding accumulated other comprehensive income, including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, share owners’ equity per share by including accumulated other comprehensive income, including unrealized gains (losses) on investments.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

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PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                                   Draft
Quarterly Financial Highlights                                                                                                                                                                                                                                              8/2/2004
(Dollars in Thousands)                                                                                                                                                                                                                                                       Page 1
(Unaudited)
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                                                                                                                2002              2002             2003              2003            2003              2003             2004              2004                     6 MOS           6 MOS
                                                                                                             3RD QTR           4TH QTR          1ST QTR           2ND QTR         3RD QTR           4TH QTR          1ST QTR           2ND QTR                      2003            2004
                                                                                                 ----------------------------------------------------------------------------------------------------------------------------------------------        ----------------------------------
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Pretax Operating Income *
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   Life Marketing                                                                                            $40,458           $36,725          $30,635           $46,116         $39,501           $42,905          $41,601           $43,597                   $76,751         $85,198
   Acquisitions                                                                                               25,118            26,441           22,772            24,281          24,831            23,266           21,203            23,461                    47,053          44,664
   Annuities                                                                                                   2,683             3,034            3,715             2,991           2,633             4,034            2,813             4,975                     6,706           7,788
   Stable Value Contracts                                                                                     11,423            11,334            9,138            10,098           9,523            10,152           11,699            13,926                    19,236          25,625
   Asset Protection                                                                                           (1,416)          (24,445)           1,242             9,761           5,112             4,078            4,603             4,371                    11,003           8,974
   Corporate & Other                                                                                          (1,390)           (3,958)             960           (22,561)         (7,849)           (2,502)           4,305             3,128                   (21,601)          7,433
                                                                                                 ----------------------------------------------------------------------------------------------------------------------------------------------        ----------------------------------
Total Pretax Operating Income                                                                                $76,876           $49,131          $68,462           $70,686         $73,751           $81,933          $86,224           $93,458                  $139,148        $179,682

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Balance Sheet Data
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  Total GAAP Assets                                                                                      $21,369,140       $21,933,111      $22,748,452       $23,287,560     $23,295,984       $24,573,991      $25,417,656       $25,140,587
  Share Owners' Equity                                                                                    $1,723,168        $1,720,702       $1,810,480        $2,026,445      $1,965,756        $2,002,144       $2,202,165        $1,890,542
  Share Owners' Equity (excluding accumulated other comprehensive income)                                 $1,462,608        $1,484,788       $1,513,566        $1,564,910      $1,606,569        $1,669,559       $1,716,619        $1,769,536

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Stock Data
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  Closing Price                                                                                               $28.55            $30.77           $27.52            $28.55          $26.75            $29.85           $37.45            $38.67                    $28.55          $38.67
  Average Shares Outstanding
     Basic                                                                                                69,948,982        69,959,056       69,956,505        70,004,109      70,091,080        70,079,471       70,142,108        70,284,893                69,980,439      70,213,500
     Diluted                                                                                              70,491,409        70,488,160       70,483,448        70,561,795      70,722,885        70,806,034       70,887,591        71,030,983                70,522,838      70,959,287

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

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PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                                          Draft
GAAP Consolidated Statements Of Income                                                                                                                                                                                                                                              8/2/2004
(Dollars in thousands)                                                                                                                                                                                                                                                               Page 2
(Unaudited)
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                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
                                                                                                             2002                 2002               2003              2003               2003               2003              2004              2004                     6 MOS            6 MOS
                                                                                                          3RD QTR              4TH QTR            1ST QTR           2ND QTR            3RD QTR            4TH QTR           1ST QTR           2ND QTR                      2003             2004
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
REVENUES
  Gross Premiums and Policy Fees                                                                        $ 392,131            $ 415,172          $ 387,094         $ 397,652          $ 424,590          $ 460,976         $ 443,796         $ 456,088                 $ 784,746        $ 899,884
  Reinsurance Ceded                                                                                      (121,744)            (252,657)          (189,417)         (205,268)          (237,996)          (301,754)         (249,339)         (285,369)                 (394,685)        (534,708)
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
  Net Premiums and Policy Fees                                                                            270,387              162,515            197,677           192,384            186,594            159,222           194,457           170,719                   390,061          365,176
  Net investment income                                                                                   260,967              268,731            257,701           262,744            248,915            261,392           264,608           265,899                   520,445          530,507
  RIGL - Derivatives                                                                                        4,253                2,194             (4,880)            4,334             (9,048)            22,144             5,083             8,740                      (546)          13,823
  RIGL - All Other Investments                                                                              2,106                 (985)            (1,178)           29,524             27,042              2,676            16,627              (923)                   28,346           15,704
  Other income                                                                                             23,927               21,432             25,309            39,981             26,128             28,864            37,419            37,563                    65,290           74,982
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
    Total Revenues                                                                                        561,640              453,887            474,629           528,967            479,631            474,298           518,194           481,998                 1,003,596        1,000,192
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                        305,952              293,601            297,273           304,933            281,693            267,675           287,316           282,469                   602,206          569,785
  Amortization of deferred policy acquisition costs                                                       112,021               53,495             55,759            64,803             56,241             48,304            59,794            45,053                   120,562          104,847
  Amortization of goodwill                                                                                      0                    0                  0                 0                  0                  0                 0                 0                         -                -
  Other operating expenses                                                                                 56,191               52,355             55,297            58,697             51,872             45,946            59,726            46,769                   113,994          106,495
  Interest on indebtedness                                                                                  9,840               10,796             10,261            11,242             11,033             11,084            11,959            12,337                    21,503           24,296
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
    Total Benefits and Expenses                                                                           484,004              410,247            418,590           439,675            400,839            373,009           418,795           386,628                   858,265          805,423
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------

INCOME BEFORE INCOME TAX                                                                                   77,636               43,640             56,039            89,292             78,792            101,289            99,399            95,370                   145,331          194,769
  Income tax expense                                                                                       26,661               13,296             18,334            29,916             26,383             33,729            34,094            34,075                    48,250           68,169
  Change in Acct Principle                                                                                      0                    0                  0                 0                  0                  0           (10,128)                0                         -          (10,128)
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
NET INCOME                                                                                               $ 50,975             $ 30,344           $ 37,705          $ 59,376           $ 52,409           $ 67,560          $ 55,177          $ 61,295                  $ 97,081        $ 116,472
                                                                                                ======================================================================================================================================================          =================================

PER SHARE DATA FOR QUARTER
  Operating income-diluted *                                                                               $ 0.72               $ 0.48             $ 0.65            $ 0.67             $ 0.70             $ 0.77            $ 0.80            $ 0.84
  RIGL - Derivatives net of gains related to corp debt and investments                                       0.00                (0.04)             (0.10)            (0.01)             (0.13)              0.16              0.00              0.03
  RIGL - All Other Investments                                                                               0.01                (0.01)             (0.02)             0.19               0.17               0.02              0.12             (0.01)
  Change in Accounting Principle                                                                             0.00                 0.00               0.00              0.00               0.00               0.00             (0.14)             0.00
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------
  Net income-diluted                                                                                       $ 0.73               $ 0.43             $ 0.53            $ 0.85             $ 0.74             $ 0.95            $ 0.78            $ 0.86
  Average shares outstanding-diluted                                                                   70,491,409           70,488,160         70,483,448        70,561,795         70,722,885         70,806,034        70,887,591        71,030,983
  Dividends paid                                                                                          $ 0.150              $ 0.150            $ 0.150           $ 0.160            $ 0.160            $ 0.160           $ 0.160           $ 0.175

PER SHARE DATA FOR YTD
  Operating income-diluted *                                                                               $ 2.00               $ 2.48             $ 0.65            $ 1.32             $ 2.02             $ 2.79            $ 0.80            $ 1.64                    $ 1.32           $ 1.64
  RIGL - Derivatives net of gains related to corp debt and investments                                       0.09                 0.05              (0.10)            (0.11)             (0.24)             (0.08)             0.00              0.03                     (0.11)            0.03
  RIGL - All Other Investments                                                                               0.00                (0.01)             (0.02)             0.17               0.34               0.36              0.12              0.11                      0.17             0.11
  Change in Accounting Principle                                                                             0.00                 0.00               0.00              0.00               0.00               0.00             (0.14)            (0.14)                        -            (0.14)
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
  Net income-diluted                                                                                       $ 2.09               $ 2.52             $ 0.53            $ 1.38             $ 2.12             $ 3.07            $ 0.78            $ 1.64                    $ 1.38           $ 1.64
  Average shares outstanding-diluted                                                                   70,454,250           70,462,797         70,483,448        70,522,838         70,590,253         70,644,642        70,887,591        70,959,287                70,522,838       70,959,287
  Dividends paid                                                                                          $ 0.440              $ 0.590            $ 0.150           $ 0.310            $ 0.470            $ 0.630           $ 0.160           $ 0.335                   $ 0.310          $ 0.335

* "Operating Income" is a non-GAAP financial measure.  "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

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PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                               Draft
GAAP Consolidated Balance Sheets                                                                                                                                                                                                        8/2/2004
(Dollars in thousands)                                                                                                                                                                                                                   Page 3
(Unaudited)
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                                                                                                             2002                 2002               2003              2003               2003               2003              2004              2004
                                                                                                          3RD QTR              4TH QTR            1ST QTR           2ND QTR            3RD QTR            4TH QTR           1ST QTR           2ND QTR
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities                                                                                      $11,451,339         $ 11,664,065        $12,146,120       $12,504,655        $12,452,180        $13,355,911      $ 13,875,517      $ 13,295,606
Equity securities                                                                                          70,326               64,523             55,416            56,248             52,460             46,731            58,362            57,802
Mortgage loans                                                                                          2,591,417            2,518,152          2,483,630         2,543,013          2,678,360          2,733,722         2,746,706         2,836,683
Investment real estate                                                                                     20,536               20,711             19,485            16,930             16,781             18,126           108,098           107,163
Policy loans                                                                                              546,302              543,161            536,085           532,981            523,869            502,748           492,782           486,661
Other long-term investments                                                                               176,443              222,490            227,554           258,897            246,177            249,494           231,161           197,246
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------
Long-term investments                                                                                  14,856,363           15,033,102         15,468,290        15,912,724         15,969,827         16,906,732        17,512,626        16,981,161
Short-term investments                                                                                    455,494              448,399            912,999           804,923            582,830            519,419           516,988           694,002
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------
     Total investments                                                                                 15,311,857           15,481,501         16,381,289        16,717,647         16,552,657         17,426,151        18,029,614        17,675,163
Cash                                                                                                       78,353              101,953             55,830            91,093            105,019            136,698           114,972           105,518
Accrued investment income                                                                                 190,908              181,966            196,107           185,300            194,115            189,232           198,564           194,403
Accounts and premiums receivable                                                                           74,207               61,425             63,186            63,464             55,879             57,944            95,943            53,958
Reinsurance receivable                                                                                  2,280,223            2,368,068          2,402,371         2,270,817          2,299,140          2,350,606         2,462,269         2,515,619
Deferred policy acquisition costs                                                                       1,644,367            1,707,253          1,703,410         1,727,076          1,815,071          1,861,020         1,867,195         1,932,737
Goodwill                                                                                                   47,312               47,312             47,312            47,312             47,312             47,312            46,619            46,619
Property and equipment, net                                                                                41,615               41,324             44,279            46,392             45,663             45,640            45,143            46,821
Other assets                                                                                              183,273              309,791            282,602           278,554            214,499            238,581           256,894           254,920
Assets Related to Separate Accounts
  Variable Annuity                                                                                      1,412,028            1,513,824          1,452,098         1,718,478          1,813,738          2,045,038         2,113,413         2,121,517
  Variable Universal Life                                                                                 100,781              114,364            115,591           137,027            148,511            171,408           182,665           188,963
  Other                                                                                                     4,216                4,330              4,377             4,400              4,380              4,361             4,365             4,349
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                     $21,369,140         $ 21,933,111        $22,748,452       $23,287,560        $23,295,984        $24,573,991      $ 25,417,656      $ 25,140,587
                                                                                                ======================================================================================================================================================

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PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                               Draft
GAAP Consolidated Balance Sheets                                                                                                                                                                                                        8/2/2004
(Dollars in thousands)                                                                                                                                                                                                                   Page 4
(Unaudited)
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LIABILITIES AND SHARE-OWNERS' EQUITY
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             2002                 2002               2003              2003               2003               2003              2004              2004
LIABILITIES                                                                                               3RD QTR              4TH QTR            1ST QTR           2ND QTR            3RD QTR            4TH QTR           1ST QTR           2ND QTR
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------
Policy liabilities and accruals
  Future policy benefits and claims                                                                   $ 8,032,378          $ 8,248,182        $ 8,416,509       $ 8,626,989        $ 8,752,643        $ 8,948,131       $ 9,258,485       $ 9,452,459
  Unearned premiums                                                                                       790,360              875,956            848,457           782,440            786,396            784,566           701,914           697,031
Stable value product deposits                                                                           3,860,241            4,018,552          4,106,685         4,214,470          4,135,212          4,676,531         4,923,231         4,921,166
Annuity deposits                                                                                        3,680,025            3,697,495          3,714,368         3,636,423          3,538,368          3,480,577         3,412,553         3,419,225
Other policyholders' funds                                                                                134,771              174,140            172,849           164,840            160,946            158,875           159,458           157,612
Securities sold under repurchase agreements                                                                42,000                    0                  0                 0            111,725                  0             8,660                 0
Other liabilities                                                                                         648,697              697,578          1,175,568           969,069            901,997            859,034           799,288           884,200
Accrued income taxes                                                                                       23,219                3,186             24,911           (19,843)           (43,154)           (34,261)           42,262           (12,074)
Deferred income taxes                                                                                     250,023              242,593            264,342           374,306            362,991            377,990           415,849           213,967
Debt                                                                                                      376,137              406,110            426,103           436,394            440,344            461,329           376,457           385,449
Liabilities related to variable interest entities                                                               0                    0                  0                 0                  0            400,000           477,128           476,591
Subordinated debt securities                                                                              290,000              215,000            215,000           215,000            215,000            221,650           324,743           324,743

Minority interest - subsidiaries                                                                            1,096                1,099              1,114             1,122              1,131             16,618            15,020            14,847
Liabilities related to separate accounts
  Variable annuity                                                                                      1,412,028            1,513,824          1,452,098         1,718,478          1,813,738          2,045,038         2,113,413         2,121,517
  Variable universal life                                                                                 100,781              114,364            115,591           137,027            148,511            171,408           182,665           188,963
  Other                                                                                                     4,216                4,330              4,377             4,400              4,380              4,361             4,365             4,349
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                $19,645,972         $ 20,212,409        $20,937,972       $21,261,115        $21,330,228        $22,571,847      $ 23,215,491      $ 23,250,045
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------

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SHARE-OWNERS' EQUITY
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Preferred stock                                                                                                 0                    0                  0                 0                  0                  0                 0                 0
Common stock                                                                                               36,626               36,626             36,626            36,626             36,626             36,626            36,626            36,626
Additional paid-in capital                                                                                406,000              408,397            409,007           412,282            412,368            418,351           419,147           423,257
Treasury stock                                                                                            (16,402)             (16,402)           (15,631)          (15,578)           (15,558)           (15,275)          (13,931)          (13,783)
Stock held in trust                                                                                        (2,157)              (2,417)            (2,812)           (3,149)            (2,979)            (2,788)           (2,365)           (2,855)
Unallocated ESOP shares                                                                                    (2,777)              (2,777)            (2,367)           (2,367)            (2,367)            (2,367)           (1,989)           (1,989)
Retained earnings                                                                                       1,041,318            1,061,361          1,088,743         1,137,096          1,178,479          1,235,012         1,279,131         1,328,280
Accumulated other comprehensive income                                                                    260,560              235,914            296,914           461,535            359,187            332,585           485,546           121,006
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------
       Total Share-owners' Equity                                                                       1,723,168            1,720,702          1,810,480         2,026,445          1,965,756          2,002,144         2,202,165         1,890,542
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES AND EQUITY                                                                   $21,369,140         $ 21,933,111        $22,748,452       $23,287,560        $23,295,984        $24,573,991      $ 25,417,656      $ 25,140,587
                                                                                                ======================================================================================================================================================

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity                                                                                $ 25.09              $ 25.06            $ 26.28           $ 29.41            $ 28.53            $ 29.02           $ 31.75           $ 27.24
Excluding accumulated other comprehensive income                                                          $ 21.30              $ 21.62            $ 21.97           $ 22.71            $ 23.31            $ 24.20           $ 24.75           $ 25.49

Share-owners' Equity (excluding accumulated other comprehensive income)                               $ 1,462,608          $ 1,484,788        $ 1,513,566       $ 1,564,910        $ 1,606,569        $ 1,669,559       $ 1,716,619       $ 1,769,536

Common shares outstanding                                                                              68,675,894           68,675,894         68,891,149        68,907,294         68,912,705         68,991,701        69,366,395        69,407,945
Treasury Stock Shares                                                                                   4,576,066            4,576,066          4,360,811         4,344,666          4,339,255          4,260,259         3,885,565         3,844,015

PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                                          Draft
Calculation of Operating Earnings Per Share                                                                                                                                                                                                                                         8/2/2004
(Dollars in thousands)                                                                                                                                                                                                                                                               Page 5
(Unaudited)
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                                                                                                             2002                 2002               2003              2003               2003               2003              2004              2004                     6 MOS            6 MOS
                                                                                                          3RD QTR              4TH QTR            1ST QTR           2ND QTR            3RD QTR            4TH QTR           1ST QTR           2ND QTR                      2003             2004
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------

CALCULATION OF NET INCOME PER SHARE

Net income                                                                                               $ 50,975             $ 30,344           $ 37,705          $ 59,376           $ 52,409           $ 67,560          $ 55,177          $ 61,295                  $ 97,081        $ 116,472

Average shares outstanding-basic                                                                       69,948,982           69,959,056         69,956,505        70,004,109         70,091,080         70,079,471        70,142,108        70,284,893                69,980,439       70,213,500
Average shares outstanding-diluted                                                                     70,491,409           70,488,160         70,483,448        70,561,795         70,722,885         70,806,034        70,887,591        71,030,983                70,522,838       70,959,287

Net income per share-basic                                                                                 $ 0.73               $ 0.44             $ 0.54            $ 0.85             $ 0.75             $ 0.96            $ 0.79            $ 0.87                    $ 1.39           $ 1.66
Net income per share-diluted                                                                               $ 0.73               $ 0.43             $ 0.53            $ 0.85             $ 0.74             $ 0.95            $ 0.78            $ 0.86                    $ 1.38           $ 1.64

Income from continuing operations                                                                        $ 50,975             $ 30,344           $ 37,705          $ 59,376           $ 52,409           $ 67,560          $ 65,305          $ 61,295                  $ 97,081        $ 126,600
EPS (basic)                                                                                                $ 0.73               $ 0.44             $ 0.54            $ 0.85             $ 0.75             $ 0.96            $ 0.93            $ 0.87                    $ 1.39           $ 1.80
EPS (diluted)                                                                                              $ 0.73               $ 0.43             $ 0.53            $ 0.85             $ 0.74             $ 0.95            $ 0.92            $ 0.86                    $ 1.38           $ 1.78

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives                                                                                        $ 4,253              $ 2,194           $ (4,880)          $ 4,334           $ (9,048)          $ 22,144           $ 5,083           $ 8,740                   $  (546)        $ 13,823
Derivative Gains related to Corporate Debt and Investments                                                 (5,234)              (6,403)            (5,634)           (5,885)            (4,786)            (4,782)           (4,875)           (5,354)                  (11,519)         (10,229)
RIGL - All Other Investments                                                                                2,106                 (985)            (1,178)           29,524             27,042              2,676            16,627              (923)                   28,346           15,704
Related amortization of DAC                                                                                  (365)                (297)              (731)           (9,367)            (8,167)              (682)           (3,660)             (551)                  (10,098)          (4,211)
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
                                                                                                              760               (5,491)           (12,423)           18,606              5,041             19,356            13,175             1,912                     6,183           15,087
Tax effect                                                                                                   (266)               1,922              4,348            (6,512)            (1,764)            (6,775)           (4,611)             (669)                   (2,164)          (5,280)
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
                                                                                                            $ 494             $ (3,569)          $ (8,075)         $ 12,094            $ 3,277           $ 12,581           $ 8,564           $ 1,243                   $ 4,019         $  9,807
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------

RIGL - Derivatives per share-diluted                                                                       $    -              $ (0.04)           $ (0.10)          $ (0.01)           $ (0.13)            $ 0.16            $    -           $  0.03                   $ (0.11)          $ 0.03
RIGL - All Other Investments per share-diluted                                                             $ 0.01              $ (0.01)           $ (0.02)          $  0.19            $  0.17             $ 0.02            $ 0.12           $ (0.01)                  $  0.17           $ 0.11

OPERATING INCOME PER SHARE

Net income per share-diluted                                                                               $ 0.73               $ 0.43             $ 0.53            $ 0.85             $ 0.74             $ 0.95            $ 0.78            $ 0.86                    $ 1.38           $ 1.64
RIGL - Derivatives per share-diluted                                                                            -                (0.04)             (0.10)            (0.01)             (0.13)              0.16                 -              0.03                     (0.11)            0.03
RIGL - All Other Investments per share-diluted                                                               0.01                (0.01)             (0.02)             0.19               0.17               0.02              0.12             (0.01)                     0.17             0.11
Change in accounting principle                                                                                  -                    -                  -                 -                  -                  -             (0.14)                -                         -            (0.14)
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
Operating income per share-diluted                                                                         $ 0.72               $ 0.48             $ 0.65            $ 0.67             $ 0.70             $ 0.77            $ 0.80            $ 0.84                    $ 1.32           $ 1.64
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------

NET OPERATING INCOME *

Net income                                                                                               $ 50,975             $ 30,344           $ 37,705          $ 59,376           $ 52,409           $ 67,560          $ 55,177          $ 61,295                  $ 97,081        $ 116,472
RIGL - Derivatives net of tax & gains related to corp debt & investments                                     (638)              (2,736)            (6,834)           (1,008)            (8,992)            11,285               135             2,201                    (7,842)           2,336
RIGL - All Other Investments net of tax and amortization                                                    1,132                 (833)            (1,241)           13,102             12,269              1,296             8,429              (959)                   11,861            7,470
Change in accounting principle                                                                                  -                    -                  -                 -                  -                  -           (10,128)                -                         -          (10,128)
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
Net operating income                                                                                     $ 50,481             $ 33,913           $ 45,780          $ 47,282           $ 49,132           $ 54,979          $ 56,741          $ 60,053                  $ 93,062        $ 116,794
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------

PRETAX OPERATING INCOME **

Income before income tax                                                                                 $ 77,636             $ 43,640           $ 56,039          $ 89,292           $ 78,792          $ 101,289          $ 99,399          $ 95,370                 $ 145,331        $ 194,769
RIGL - Derivatives                                                                                          4,253                2,194             (4,880)            4,334             (9,048)            22,144             5,083             8,740                      (546)          13,823
Derivative Gains related to Corporate Debt and Investments                                                 (5,234)              (6,403)            (5,634)           (5,885)            (4,786)            (4,782)           (4,875)           (5,354)                  (11,519)         (10,229)
RIGL - All Other Investments                                                                                2,106                 (985)            (1,178)           29,524             27,042              2,676            16,627              (923)                   28,346           15,704
Related amortization of DAC                                                                                  (365)                (297)              (731)           (9,367)            (8,167)              (682)           (3,660)             (551)                  (10,098)          (4,211)
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
Pretax operating income                                                                                  $ 76,876             $ 49,131           $ 68,462          $ 70,686           $ 73,751           $ 81,933          $ 86,224          $ 93,458                 $ 139,148        $ 179,682
                                                                                                ------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------

* "Net Operating Income" is a non-GAAP financial measure.  "Net Income" is a GAAP financial measure to which "Net Operating Income" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

-------------------------------------------------------------------
PROTECTIVE LIFE CORPORATION                                                                                                                                               Draft
Invested Asset Summary                                                                                                                                                   8/2/2004
(Dollars in millions)                                                                                                                                                     Page 6
(Unaudited)
-------------------------------------------------------------------

                                                                        ------------------------------------------------------------------------------------------------------------
                                                                              3rd QTR       4th QTR      1ST QTR       2ND QTR       3RD QTR       4TH QTR     1ST QTR      2ND QTR
                                                                                 2002          2002         2003          2003          2003          2003        2004         2004
                                                                        ------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------
Total Portfolio
-------------------------------------------------------------------

Fixed Income                                                                $11,451.3     $11,664.1    $12,146.1     $12,504.7     $12,452.2     $13,355.9   $13,875.5    $13,295.6
Mortgage Loans                                                                2,591.4       2,518.1      2,483.6       2,543.0       2,678.4       2,733.7     2,746.7      2,836.7
Real Estate                                                                      20.5          20.7         19.5          16.9          16.8          18.1       108.1        107.2
Equities                                                                         70.3          64.5         55.4          56.2          52.4          46.7        58.4         57.8
Policy Loans                                                                    546.3         543.2        536.1         533.0         523.9         502.8       492.8        486.7
Short Term Investments                                                          455.5         448.4        913.0         804.9         582.8         519.4       517.0        694.0
Other Long Term Investments                                                     176.5         222.5        227.6         258.9         246.2         249.5       231.1        197.2
                                                                        ------------------------------------------------------------------------------------------------------------
  Total Invested Assets                                                     $15,311.8     $15,481.5    $16,381.3     $16,717.6     $16,552.7     $17,426.1   $18,029.6    $17,675.2

-------------------------------------------------------------------
Fixed Income
-------------------------------------------------------------------

  Corporate Bonds                                                            $5,805.1      $5,911.6     $6,082.8      $6,620.5      $6,516.6      $6,882.0    $6,951.2     $7,051.5
  Mortgage Backed Securities                                                  4,319.0       4,339.0      4,546.8       4,248.9       4,307.2       4,782.6     5,130.8      4,451.7
  US Govt Bonds                                                                 122.9          96.4         92.6          95.2          90.8          90.2        87.8         77.4
  Public Utilities                                                            1,110.1       1,173.4      1,282.3       1,420.3       1,414.2       1,526.9     1,663.8      1,673.8
  States, Municipals and Political Subdivisions                                  19.8          29.4         25.8          23.6          27.3          27.1        27.5         26.9
  Preferred Securities                                                            0.4           1.8          1.8           2.1           0.7           3.2         3.3          3.4
  Convertibles and Bonds with Warrants                                           74.0         112.5        114.0          94.1          95.4          43.9        11.1         10.9
                                                                        ------------------------------------------------------------------------------------------------------------
Total Fixed Income Portfolio                                                $11,451.3     $11,664.1    $12,146.1     $12,504.7     $12,452.2     $13,355.9   $13,875.5    $13,295.6

-------------------------------------------------------------------
Fixed Income - Quality
-------------------------------------------------------------------

AAA                                                                             38.1%         37.7%        37.7%         34.3%         34.9%         36.9%       37.8%        34.2%
AA                                                                               5.3%          5.1%         4.9%          5.1%          5.7%          5.9%        5.9%         6.4%
A                                                                               23.0%         22.0%        21.8%         22.2%         22.8%         22.9%       21.8%        23.5%
BBB                                                                             28.3%         27.7%        27.5%         28.9%         28.3%         26.8%       27.4%        28.6%
BB or Less                                                                       5.2%          7.4%         8.0%          9.5%          8.3%          7.5%        7.1%         7.3%
Redeemable Preferred Stock                                                       0.1%          0.1%         0.1%          0.0%          0.0%          0.0%        0.0%         0.0%
                                                                        ------------------------------------------------------------------------------------------------------------
                                                                               100.0%        100.0%       100.0%        100.0%        100.0%        100.0%      100.0%       100.0%

-------------------------------------------------------------------
Mortgage Loans - Type
-------------------------------------------------------------------

Retail                                                                          76.4%         76.2%        75.7%         76.0%         74.2%         74.7%       73.0%        73.2%
Apartments                                                                       8.7%          7.5%         7.2%          7.2%          8.0%          7.9%        9.4%         9.2%
Office Buildings                                                                 6.7%          7.4%         7.8%          7.2%          8.4%          8.0%        8.3%         8.7%
Warehouses                                                                       6.9%          7.4%         7.5%          7.9%          7.9%          8.0%        7.8%         7.4%
Miscellaneous                                                                    1.3%          1.5%         1.8%          1.7%          1.5%          1.4%        1.5%         1.5%
                                                                        ------------------------------------------------------------------------------------------------------------
                                                                               100.0%        100.0%       100.0%        100.0%        100.0%        100.0%      100.0%       100.0%

-------------------------------------------------------------------
Problem Mortgage Loans
-------------------------------------------------------------------

60 Days Past Due                                                                 $1.6          $1.8         $2.6          $2.6          $0.0          $0.0        $7.5         $0.0
90 Days Past Due                                                                  9.6           1.8          1.1           5.3           7.3           1.3         1.3          3.2
Renegotiated Loans                                                                5.9           5.7          5.7           5.7           5.7           5.7         6.9          5.7
Foreclosed Real Estate                                                            1.5           6.9            0             0             0           4.8         0.0          0.0
                                                                        ------------------------------------------------------------------------------------------------------------
                                                                                $18.6         $16.2         $9.4         $13.6         $13.0         $11.8       $15.7         $8.9

----------------------------------------------------------------------------------------
PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                                  Draft
Life Marketing and Acquisitions - Quarterly Earnings Trends                                                                                                                                                                                                                 8/2/2004
(Dollars in thousands)                                                                                                                                                                                                                                                       Page 7
(Unaudited)
----------------------------------------------------------------------------------------
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
                                                                                                          2002            2002            2003             2003            2003            2003             2004            2004                                  6 MOS            6 MOS
                                                                                                       3RD QTR         4TH QTR         1ST QTR          2ND QTR         3RD QTR         4TH QTR          1ST QTR         2ND QTR                                   2003             2004
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
INDIVIDUAL LIFE

REVENUES
  Gross Premiums and Policy Fees                                                                     $ 116,775       $ 126,273       $ 128,268        $ 137,150       $ 147,848       $ 156,051        $ 155,620       $ 165,924                              $ 265,418        $ 321,544
  Reinsurance Ceded                                                                                    (12,655)       (107,043)        (80,223)         (90,880)       (111,140)       (135,537)        (106,125)       (136,547)                              (171,103)        (242,672)
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
  Net Premiums and Policy Fees                                                                         104,120          19,230          48,045           46,270          36,708          20,514           49,495          29,377                                 94,315           78,872
  Net investment income                                                                                 21,452          21,907          22,389           22,674          24,195          23,256           21,903          22,389                                 45,063           44,292
  Realized investment gains (losses)                                                                         -               -               -                -               -               -                -               -                                      -                -
  Other income                                                                                          13,409          13,277          13,972           16,972          13,613          15,239           21,243          22,348                                 30,944           43,591
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
    Total Revenues                                                                                     138,981          54,414          84,406           85,916          74,516          59,009           92,641          74,114                                170,322          166,755
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                      28,810          21,908          40,558           30,159          34,982          23,111           38,485          31,494                                 70,717           69,979
  Amortization of deferred policy acquisition costs                                                     72,551           7,749          15,237           11,609           5,643           4,254           12,206           4,588                                 26,846           16,794
  Amortization of goodwill                                                                                   -               -               -                -               -               -                -               -                                      -                -
  Other operating expenses                                                                               8,376           5,291          11,739           12,218          12,704           8,736           20,442          15,000                                 23,957           35,442
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
    Total Benefits and Expenses                                                                        109,737          34,948          67,534           53,986          53,329          36,101           71,133          51,082                                121,520          122,215
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
INCOME BEFORE INCOME TAX                                                                              $ 29,244        $ 19,466        $ 16,872         $ 31,930        $ 21,187        $ 22,908         $ 21,508        $ 23,032                              $  48,802        $  44,540
                                                                                              ===================================================================================================================================                       =================================

WEST COAST

REVENUES
  Gross Premiums and Policy Fees                                                                      $ 48,127        $ 72,944        $ 58,279         $ 64,663        $ 71,562        $ 92,610         $ 80,366        $ 85,007                              $ 122,942        $ 165,373
  Reinsurance Ceded                                                                                    (39,304)        (71,083)        (43,815)         (51,021)        (56,566)        (88,596)         (62,661)        (68,525)                               (94,836)        (131,186)
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
  Net Premiums and Policy Fees                                                                           8,823           1,861          14,464           13,642          14,996           4,014           17,705          16,482                                 28,106           34,187
  Net investment income                                                                                 31,103          32,767          34,149           34,841          34,504          35,230           36,037          36,540                                 68,990           72,577
  Realized investment gains (losses)                                                                         -               -               -                -               -               -                -               -                                      -                -
  Other income                                                                                             101             335               -                9             (43)            199             (100)              -                                      9             (100)
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
    Total Revenues                                                                                      40,027          34,963          48,613           48,492          49,457          39,443           53,642          53,022                                 97,105          106,664
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                      28,554          25,061          34,664           31,717          33,559          25,035           33,541          35,198                                 66,381           68,739
  Amortization of deferred policy acquisition costs                                                      3,670           5,569           5,647            7,424           7,145           9,119            8,875           6,338                                 13,071           15,213
  Amortization of goodwill                                                                                   -               -               -                -               -               -                -               -                                      -                -
  Other operating expenses                                                                              (3,411)        (12,926)         (5,461)          (4,835)         (9,561)        (14,708)          (8,867)         (9,079)                               (10,296)         (17,946)
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
    Total Benefits and Expenses                                                                         28,813          17,704          34,850           34,306          31,143          19,446           33,549          32,457                                 69,156           66,006
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
INCOME BEFORE INCOME TAX                                                                              $ 11,214        $ 17,259        $ 13,763         $ 14,186        $ 18,314        $ 19,997         $ 20,093        $ 20,565                              $  27,949        $  40,658
                                                                                              ===================================================================================================================================                       =================================

ACQUISITIONS

REVENUES
  Gross Premiums and Policy Fees                                                                      $ 79,341        $ 77,218        $ 73,063         $ 71,326        $ 71,903        $ 73,614         $ 69,469        $ 69,659                              $ 144,389        $ 139,128
  Reinsurance Ceded                                                                                    (12,468)        (27,973)        (18,626)         (18,531)        (17,573)        (21,264)         (17,101)        (17,840)                               (37,157)         (34,941)
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
  Net Premiums and Policy Fees                                                                          66,873          49,245          54,437           52,795          54,330          52,350           52,368          51,819                                107,232          104,187
  Net investment income                                                                                 67,128          67,508          62,296           62,520          61,004          60,323           58,655          58,704                                124,816          117,359
  Realized investment gains (losses)                                                                         -               -               -                -               -               -                -               -                                      -                -
  Other income                                                                                             168             395             905            1,542            (329)            522              717             468                                  2,447            1,185
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
    Total Revenues                                                                                     134,169         117,148         117,638          116,857         115,005         113,195          111,740         110,991                                234,495          222,731
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                      83,335          73,802          72,619           72,951          72,500          73,698           73,020          71,340                                145,570          144,360
  Amortization of deferred policy acquisition costs                                                     11,891           6,648          10,081            8,474           7,817           6,318            7,849           7,476                                 18,555           15,325
  Amortization of goodwill                                                                                   -               -               -                -               -               -                -               -                                      -                -
  Other operating expenses                                                                              13,825          10,257          12,166           11,151           9,857           9,913            9,668           8,714                                 23,317           18,382
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
    Total Benefits and Expenses                                                                        109,051          90,707          94,866           92,576          90,174          89,929           90,537          87,530                                187,442          178,067
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
INCOME BEFORE INCOME TAX                                                                              $ 25,118        $ 26,441        $ 22,772         $ 24,281        $ 24,831        $ 23,266         $ 21,203        $ 23,461                              $  47,053        $  44,664
                                                                                              ===================================================================================================================================                       =================================

PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                  Draft
Life Marketing and Annuities Data                                                                                                                                                                                                                          8/2/2004
(Dollars in thousands)                                                                                                                                                                                                                                      Page 8
(Unaudited)

                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
                                                                                                          2002            2002            2003             2003            2003            2003             2004            2004                  6 MOS           6 MOS
                                                                                                       3RD QTR         4TH QTR         1ST QTR          2ND QTR         3RD QTR         4TH QTR          1ST QTR         2ND QTR                   2003            2004
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
INDIVIDUAL LIFE

SALES BY PRODUCT
   Term                                                                                               $ 19,536        $ 19,652        $ 21,904         $ 32,718        $ 35,168        $ 30,666         $ 24,688        $ 22,413               $ 54,622        $ 47,101
   U/L                                                                                                   7,601           8,600           8,609            9,642          10,824          11,619           10,353          10,710                 18,251          21,063
   VUL                                                                                                   1,683           1,605             876            1,105           1,245           1,332            1,125           1,474                  1,981           2,599
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
         Total                                                                                        $ 28,820        $ 29,857        $ 31,389         $ 43,465        $ 47,237        $ 43,617         $ 36,166        $ 34,597               $ 74,854        $ 70,763
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

SALES BY DISTRIBUTION
   RSM System                                                                                          $ 9,902        $ 10,006        $ 10,622         $ 12,382        $ 13,252        $ 13,951         $ 12,741        $ 12,569               $ 23,004        $ 25,310
   Empire General                                                                                       10,978          12,026          14,307           22,672          26,081          21,678           16,733          15,027                 36,979          31,760
   Stockbrokers                                                                                          5,079           4,887           4,500            6,746           6,634           7,053            6,059           6,780                 11,246          12,839
   Direct Response                                                                                       2,756           2,567           1,950            1,665           1,272             936              633             221                  3,615             854
   All Other                                                                                               105             371              10                0              (2)             (1)               0               0                     10               0
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
             Total                                                                                    $ 28,820        $ 29,857        $ 31,389         $ 43,465        $ 47,237        $ 43,617         $ 36,166        $ 34,597               $ 74,854        $ 70,763
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

WEST COAST

SALES BY PRODUCT
   Term                                                                                               $ 16,033        $ 19,305        $ 19,306         $ 20,276        $ 21,204        $ 24,093         $ 22,148        $ 19,794               $ 39,582        $ 41,942
   U/L                                                                                                   8,348          14,493           7,627           11,004           9,274          11,153            7,344           8,556                 18,631          15,900
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
         Total                                                                                        $ 24,381        $ 33,798        $ 26,933         $ 31,280        $ 30,478        $ 35,246         $ 29,492        $ 28,350               $ 58,213        $ 57,842
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

SALES BY DISTRIBUTION
   BGA                                                                                                $ 21,233        $ 22,781        $ 22,420         $ 24,362        $ 26,346        $ 28,845         $ 26,014        $ 24,553               $ 46,782        $ 50,567
   BOLI                                                                                                  3,148          11,017           4,513            6,918           4,132           6,401            3,478           3,797                 11,431           7,275
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
      Total                                                                                           $ 24,381        $ 33,798        $ 26,933         $ 31,280        $ 30,478        $ 35,246         $ 29,492        $ 28,350               $ 58,213        $ 57,842
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

ANNUITIES

SALES
    Variable Annuity                                                                                 $  96,902       $  78,348       $ 102,525        $  94,336       $  87,459        $ 66,270         $ 61,724       $  63,317              $ 196,861       $ 125,041
    Immediate Annuity                                                                                   24,499          22,934          26,839           26,092          12,709          16,379           10,966          33,576                 52,931          44,542
    Market Value Adjusted Annuity                                                                       83,371          50,156          49,529           21,326           3,239           7,403            5,128          74,729                 70,855          79,857
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
      Total                                                                                          $ 204,772       $ 151,438       $ 178,893        $ 141,754       $ 103,407        $ 90,052         $ 77,818       $ 171,622              $ 320,647       $ 249,440
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

EARNINGS BEFORE INCOME TAX
    Variable Annuity                                                                                  $ (1,167)        $  (318)        $  (211)         $  (123)        $   232         $   672          $   625         $ 3,492                $  (334)        $ 4,117
    Fixed Annuity                                                                                        3,850           3,352           3,926            3,114           2,401           3,362            2,188           1,483                  7,040           3,671
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
      Total                                                                                           $  2,683         $ 3,034         $ 3,715          $ 2,991         $ 2,633         $ 4,034          $ 2,813         $ 4,975                $ 6,706         $ 7,788
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

DEPOSIT BALANCE
    VA Fixed Annuity                                                                               $   311,977     $   321,586     $   363,741      $   357,937     $   334,644     $   305,203      $   275,462     $   269,353            $   357,937     $   269,353
    VA Sep Acct Annuity                                                                              1,296,572       1,397,586       1,366,633        1,611,964       1,714,999       1,940,877        2,012,396       2,026,781              1,611,964       2,026,781
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
           Sub-total                                                                                 1,608,549       1,719,172       1,730,374        1,969,901       2,049,643       2,246,080        2,287,858       2,296,134              1,969,901       2,296,134
    Fixed Annuity                                                                                    2,928,945       2,986,596       3,005,278        2,989,964       2,904,016       2,900,002        2,877,159       2,930,544              2,989,964       2,930,544
                                                                                              ----------------------------------------------------------------------------------------------------------------------------------       ---------------------------------
      Total                                                                                        $ 4,537,494     $ 4,705,768     $ 4,735,652      $ 4,959,865     $ 4,953,659     $ 5,146,082      $ 5,165,017     $ 5,226,678            $ 4,959,865     $ 5,226,678
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

----------------------------------------------------------------------------------------
PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                                  Draft
Annuities, Stable Value Contracts, and Asset Protection                                                                                                                                                                                                                     8/2/2004
Quarterly Earnings Trends  (Dollars in thousands)                                                                                                                                                                                                                            Page 9
(Unaudited)
----------------------------------------------------------------------------------------
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
                                                                                                          2002            2002            2003             2003            2003            2003             2004            2004                                  6 MOS            6 MOS
                                                                                                       3RD QTR         4TH QTR         1ST QTR          2ND QTR         3RD QTR         4TH QTR          1ST QTR         2ND QTR                                   2003             2004
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
ANNUITIES

REVENUES
  Gross Premiums and Policy Fees                                                                       $ 6,415         $ 5,962         $ 5,883          $ 6,387         $ 6,864         $ 7,131          $ 7,628         $ 7,594                               $ 12,270         $ 15,222
  Reinsurance Ceded                                                                                          -               -               -                -               -               -                -               -                                      -                -
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
  Net Premiums and Policy Fees                                                                           6,415           5,962           5,883            6,387           6,864           7,131            7,628           7,594                                 12,270           15,222
  Net investment income                                                                                 56,759          58,223          58,442           57,780          54,660          53,450           51,588          51,523                                116,222          103,111
  RIGL - All Other Investments                                                                             363          (1,324)             27           11,206           8,582           2,918            6,004             290                                 11,233            6,294
  Other income                                                                                           2,060           1,922           1,941            2,075           2,368           2,361            1,785           1,555                                  4,016            3,340
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
    Total Revenues                                                                                      65,597          64,783          66,293           77,448          72,474          65,860           67,005          60,962                                143,741          127,967
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                      48,466          50,193          52,986           51,339          48,385          45,245           46,046          44,456                                104,325           90,502
  Amortization of deferred policy acquisition costs                                                      5,734           5,258           4,386           13,967          13,508           6,335            9,057           7,119                                 18,353           16,176
  Amortization of goodwill                                                                                   -               -               -                -               -               -                -               -                                      -                -
  Other operating expenses                                                                               8,716           7,919           5,910            7,312           7,533           8,010            6,745           4,673                                 13,222           11,418
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
    Total Benefits and Expenses                                                                         62,916          63,370          63,282           72,618          69,426          59,590           61,848          56,248                                135,900          118,096
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
INCOME BEFORE INCOME TAX                                                                                 2,681           1,413           3,011            4,830           3,048           6,270            5,157           4,714                                  7,841            9,871

Adjustments to Reconcile to Operating Income:
  Less:  RIGL - All Other Investments                                                                      363          (1,324)             27           11,206           8,582           2,918            6,004             290                                 11,233            6,294
  Add back:  Related amortization of deferred policy acquisition costs                                     365             297             731            9,367           8,167             682            3,660             551                                 10,098            4,211

                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
PRETAX OPERATING INCOME *                                                                              $ 2,683         $ 3,034         $ 3,715          $ 2,991         $ 2,633         $ 4,034          $ 2,813         $ 4,975                                $ 6,706          $ 7,788
                                                                                              ===================================================================================================================================                       =================================

STABLE VALUE CONTRACTS

REVENUES
  Gross Premiums and Policy Fees                                                                           $ -             $ -             $ -              $ -             $ -             $ -              $ -             $ -                                    $ -              $ -
  Reinsurance Ceded                                                                                          -               -               -                -               -               -                -               -                                      -                -
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
  Net Premiums and Policy Fees                                                                               -               -               -                -               -               -                -               -                                      -                -
  Net investment income                                                                                 61,725          62,840          58,532           59,090          56,441          59,041           64,033          66,666                                117,622          130,699
  RIGL - Derivatives                                                                                    (2,338)          1,363            (661)             940             523             173              271             135                                    279              406
  RIGL - All Other Investments                                                                          (4,028)         (2,314)         (6,041)           3,320           9,222           2,280            3,608           1,887                                 (2,721)           5,495
  Other income                                                                                               -               -               -                -               -               -                -               -                                      -                -
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
    Total Revenues                                                                                      55,359          61,889          51,830           63,350          66,186          61,494           67,912          68,688                                115,180          136,600
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                      48,290          49,375          47,765           46,957          45,374          46,469           49,769          50,720                                 94,722          100,489
  Amortization of deferred policy acquisition costs                                                        581             563             599              519             542             619              761             803                                  1,118            1,564
  Amortization of goodwill                                                                                   -               -               -                -               -               -                -               -                                      -                -
  Other operating expenses                                                                               1,431           1,568           1,030            1,516           1,002           1,801            1,804           1,217                                  2,546            3,021
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
    Total Benefits and Expenses                                                                         50,302          51,506          49,394           48,992          46,918          48,889           52,334          52,740                                 98,386          105,074
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
INCOME BEFORE INCOME TAX                                                                                 5,057          10,383           2,436           14,358          19,268          12,605           15,578          15,948                                 16,794           31,526

Adjustments to Reconcile to Operating Income:
  Less:  RIGL-Derivatives                                                                               (2,338)          1,363            (661)             940             523             173              271             135                                    279              406
  Less:  RIGL-All Other Investments                                                                     (4,028)         (2,314)         (6,041)           3,320           9,222           2,280            3,608           1,887                                 (2,721)           5,495

                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
PRETAX OPERATING INCOME *                                                                             $ 11,423        $ 11,334         $ 9,138         $ 10,098         $ 9,523        $ 10,152         $ 11,699        $ 13,926                               $ 19,236         $ 25,625
                                                                                              ===================================================================================================================================                       =================================

ASSET PROTECTION

REVENUES
  Gross Premiums and Policy Fees                                                                     $ 123,411       $ 114,947       $ 105,924        $ 104,153       $ 112,850       $ 118,276        $ 118,179       $ 115,354                              $ 210,077        $ 233,533
  Reinsurance Ceded                                                                                    (52,683)        (42,546)        (44,152)         (44,026)        (52,128)        (56,128)         (63,106)        (62,120)                               (88,178)        (125,226)
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
  Net Premiums and Policy Fees                                                                          70,728          72,401          61,772           60,127          60,722          62,148           55,073          53,234                                121,899          108,307
  Net investment income                                                                                 10,251          10,294           9,246            9,132           9,484           8,790            7,541           7,500                                 18,378           15,041
  Realized investment gains (losses)                                                                         -               -               -                -               -               -                -               -                                      -                -
  Other income                                                                                           7,236           4,812           6,971           18,167           8,833           8,267            9,062           9,117                                 25,138           18,179
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
    Total Revenues                                                                                      88,215          87,507          77,989           87,426          79,039          79,205           71,676          69,851                                165,415          141,527
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                      53,541          60,792          36,458           33,868          34,676          37,164           32,199          33,363                                 70,326           65,562
  Amortization of deferred policy acquisition costs                                                     15,738          20,402          18,483           21,425          19,838          20,574           19,956          17,522                                 39,908           37,478
  Amortization of goodwill                                                                                   -               -               -                -               -               -                -               -                                      -                -
  Other operating expenses                                                                              20,352          30,758          21,806           22,372          19,413          17,389           14,918          14,595                                 44,178           29,513
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
    Total Benefits and Expenses                                                                         89,631         111,952          76,747           77,665          73,927          75,127           67,073          65,480                                154,412          132,553
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
INCOME BEFORE INCOME TAX                                                                              $ (1,416)      $ (24,445)        $ 1,242          $ 9,761         $ 5,112         $ 4,078          $ 4,603         $ 4,371                               $ 11,003          $ 8,974
                                                                                              ===================================================================================================================================                       =================================

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                  Draft
Stable Value Contracts and Asset Protection Data                                                                                                                                                                                                           8/2/2004
(Dollar in thousands unless otherwise noted)                                                                                                                                                                                                                Page 10
(Unaudited)

                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
                                                                                                          2002            2002            2003             2003            2003            2003             2004            2004                  6 MOS           6 MOS
                                                                                                       3RD QTR         4TH QTR         1ST QTR          2ND QTR         3RD QTR         4TH QTR          1ST QTR         2ND QTR                   2003            2004
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
STABLE VALUE CONTRACTS

SALES (millions)
    GIC                                                                                                   $ 92            $ 91           $ 219             $ 30            $ 25             $ 1              $ -            $ 39                  $ 249            $ 39
    GFA - Direct Institutional                                                                               0             300              25                0               0             353                0               1                     25               1
    GFA - Non registered                                                                                     0               0             200              100             100             105                0               0                    300               0
    GFA - Registered - Institutional                                                                         0               0               0                0               0             450              300               0                      0             300
    GFA - Registered - Retail                                                                                0               0               0                0               0               0              222              68                      0             290
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
       Total                                                                                              $ 92           $ 391           $ 444            $ 130           $ 125           $ 909            $ 522           $ 108                  $ 574           $ 630
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

DEPOSIT BALANCE (thous)
        Quarter End Balance                                                                        $ 3,860,241     $ 4,018,552     $ 4,106,685      $ 4,214,470     $ 4,135,212     $ 4,676,531      $ 4,923,231     $ 4,921,166            $ 4,214,470     $ 4,921,166
        Average Daily Balance                                                                      $ 3,973,202     $ 4,112,986     $ 4,035,367      $ 4,153,071     $ 4,147,034     $ 4,424,234      $ 4,851,592     $ 5,062,014            $ 4,094,474     $ 4,956,987

OPERATING SPREAD                                                                                         1.17%           1.12%           0.93%            1.01%           0.95%           0.95%            1.00%           1.13%                  0.97%           1.06%

                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
                                                                                                          2002            2003            2003             2003            2003            2004             2004            2004                  6 MOS           6 MOS
                                                                                                       3RD QTR         4TH QTR         1ST QTR          2ND QTR         3RD QTR         4TH QTR          1ST QTR         2ND QTR                   2003            2004
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

ASSET PROTECTION

SALES
    Credit                                                                                            $ 48,297        $ 37,990        $ 45,642         $ 51,168        $ 53,418        $ 48,024         $ 50,524        $ 59,035               $ 96,810       $ 109,559
    Service Contracts                                                                                   57,754          40,729          38,709           53,869          59,421          52,811           44,275          54,861                 92,578          99,136
    Other                                                                                               25,547          28,150          17,386           23,650          18,410           9,905            8,873           8,941                 41,036          17,814
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
             Total                                                                                   $ 131,598       $ 106,869       $ 101,737        $ 128,687       $ 131,249       $ 110,740        $ 103,672       $ 122,837              $ 230,424       $ 226,509
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                                  Draft
Corp & Other Segment - Quarterly Earnings Trends                                                                                                                                                                                                                            8/2/2004
(Dollars in thousands)                                                                                                                                                                                                                                                      Page 11
(Unaudited)
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
                                                                                                          2002            2002            2003             2003            2003            2003             2004            2004                                  6 MOS            6 MOS
                                                                                                       3RD QTR         4TH QTR         1ST QTR          2ND QTR         3RD QTR         4TH QTR          1ST QTR         2ND QTR                                   2003             2004
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------

REVENUES
  Gross Premiums and Policy Fees                                                                      $ 18,062        $ 17,828        $ 15,677         $ 13,973        $ 13,563        $ 13,294         $ 12,534        $ 12,550                               $ 29,650         $ 25,084
  Reinsurance Ceded                                                                                     (4,634)         (4,012)         (2,601)            (810)           (589)           (229)            (346)           (337)                                (3,411)            (683)
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
  Net Premiums and Policy Fees                                                                          13,428          13,816          13,076           13,163          12,974          13,065           12,188          12,213                                 26,239           24,401
  Net investment income                                                                                 12,549          15,192          12,647           16,707           8,627          21,302           24,851          22,577                                 29,354           47,428
  RIGL - Derivatives                                                                                     6,591             831          (4,219)           3,394          (9,571)         21,971            4,812           8,605                                   (825)          13,417
  RIGL - All Other Investments                                                                           5,771           2,653           4,836           14,998           9,238          (2,522)           7,015          (3,100)                                19,834            3,915
  Other income                                                                                             953             691           1,520            1,216           1,686           2,276            4,712           4,075                                  2,736            8,787
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
    Total Revenues                                                                                      39,292          33,183          27,860           49,478          22,954          56,092           53,578          44,370                                 77,338           97,948
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                      14,956          12,470          12,223           37,942          12,217          16,953           14,256          15,898                                 50,165           30,154
  Amortization of deferred policy acquisition costs                                                      1,856           7,306           1,326            1,385           1,748           1,085            1,090           1,207                                  2,711            2,297
  Amortization of goodwill                                                                                   0               0               0                0               0               0                0               0                                      0                0
  Other operating expenses                                                                              16,742          20,284          18,368           20,205          21,957          25,889           26,975          23,986                                 38,573           50,961
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
    Total Benefits and Expenses                                                                         33,554          40,060          31,917           59,532          35,922          43,927           42,321          41,091                                 91,449           83,412
                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
INCOME BEFORE INCOME TAX                                                                                 5,738          (6,877)         (4,057)         (10,054)        (12,968)         12,165           11,257           3,279                                (14,111)          14,536

Adjustments to Reconcile to Operating Income:
  Less:  RIGL-Derivatives                                                                                6,591             831          (4,219)           3,394          (9,571)         21,971            4,812           8,605                                   (825)          13,417
  Less:  RIGL-All Other Investments                                                                      5,771           2,653           4,836           14,998           9,238          (2,522)           7,015          (3,100)                                19,834            3,915
  Add back:  Derivative Gains related to Corporate Debt and Investments                                  5,234           6,403           5,634            5,885           4,786           4,782            4,875           5,354                                 11,519           10,229

                                                                                              -----------------------------------------------------------------------------------------------------------------------------------                       ---------------------------------
PRETAX OPERATING INCOME *                                                                             $ (1,390)       $ (3,958)          $ 960        $ (22,561)       $ (7,849)       $ (2,502)         $ 4,305         $ 3,128                              $ (21,601)         $ 7,433
                                                                                              ===================================================================================================================================                       =================================

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.